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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                            ----------------------

                                  FORM 8 - K

                Current Report Pursuant To Section 13 or 15(d) of
                           The Securities Act of 1934

                 Date of Report (Date of earliest event reported)

                            ______________________
                       Commission File Number 2-81060-S
                            ----------------------

                                UNITED BANCORP

            (Exact name of Registrant as specified in its Charter)

                                   OREGON
        (State or other jurisdiction of incorporation or organization)

                             555 S.E. KANE STREET
                               ROSEBURG, OREGON
                   (Address of principal executive offices)

                                   93-0612062
                     (IRS Employer Identification Number)

                                     97470
                                   (Zip Code)

                                 (541) 440-2629
               (Registrants' telephone number, including area code)

                                 NOT APPLICABLE
               (Former name, former address and former fiscal year,
                         if changed since last report.)

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ITEM 4 - CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS

  Section S-K, Item 304, Changes in and Disagreements with accountants on Accounting and Financial Disclosure.
    (a)  (1)  (i)   The former accountant, Coopers & Lybrand L.L.P. was
                    dismissed on April 23, 1996.

              (ii) The reports on the financial statements for the audited years 12/31/94 and 12/31/95 did not contain an adverse opinion or a disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

              (iii) A. The Audit Committee recommended to change accountants to Knight, Vale & Gregory, Inc. P.S..

              (iv) During the two most recent fiscal years ended 12/31/94 and 12/31/95 and the subsequent interim period, there were no disagreements with the former accountant on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedure.

              (iv)  A.  N/A

              (iv)  B.  N/A

              (iv)  C.  N/A

              (v)  (A)  N/A

              (v)  (B)  N/A

              (v)  (C)  N/A

              (v)  (D)  N/A

    (a)  (2)        Knight, Vale & Gregory, Inc. P.S. has been recommended on
                    March 26, 1996 by the Audit Committee and engaged April 23,
                    1996 by ratification of Shareholders.

              (i)   N/A

              (ii) (A)  N/A

              (ii) (B)  N/A

              (ii) (C)  N/A

              (ii) (D)  N/A

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    (a)  (3)        Coopers & Lybrand L.L.P., and Knight, Vale & Gregory, Inc.
                    P.S. have received a copy of this disclosure, and have addressed the Commission stating they are in agreement with this Form 8-K as noted in exhibits A and B.

    (b)  (1)        N/A

    (b)  (2)        N/A

    (b)  (3)        N/A


ITEM 5 - OTHER EVENTS

     On March 26, 1996, the Registrant's Board of Directors elected Clint Newell to the Board of Directors to fill the vacancy left when David Geddes retired in January of 1996. Mr. Newell has thirteen years of experience in the automobile industry, and he has been the co-owner of Clint Newell Motors since 1989.



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Exhibit A

    A. 1. Letter from Coopers & Lybrand L.L.P.

          Coopers & Lybrand
          1300 Southwest Fifth Avenue, Suite 2700
          Portland, Oregon 97201-5687

          April 29, 1996

          Ms. Linda Ganim, Treasurer
          United Bancorp
          P.O. Box 1007
          Roseburg, Oregon 97470

          Dear Ms. Ganim:

          This is to confirm that the client-auditor relationship between United Bancorp (Commission File Number 2-81060-S) and Coopers & Lybrand L.L.P. has ceased.

          Sincerely,

          Coopers & Lybrand L.L.P.
          ------------------------

          cc:  Office of the Chief Accountant
               SECPS Letter File
               Securities and Exchange Commission
               Mail Stop 11-3
               450 Fifth Street, N.W.
               Washington, D.C. 20549
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    A. 2. Letter from Coopers & Lybrand L.L.P.

          Coopers & Lybrand
          1300 Southwest Fifth Avenue, Suite 2700
          Portland, Oregon 97201-5687

          April 29, 1996

          Securities and Exchange Commission
          450 Fifth Street, N.W.
          Washington, D.C. 20549

          Gentlemen:

          We have read the statements made by United Bancorp (copy attached), which we understand will be filed with the Commission, pursuant to
          Item 4 of Form 8-K, as part of the Company's Form 8-K report for the month of April 1, 1996. We agree with the statements concerning our Firm in such Form 8-K.

          Very truly yours,

          Coopers & Lybrand L.L.P.
          ------------------------

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Exhibit B

    B. 1. Letter from Knight, Vale & Gregory, Inc. P.S.

          Knight, Vale & Gregory, Inc. P.S.
          1145 Broadway, Plaza Suite 900
          Tacoma, Washington 98402-3523

          Securities and Exchange Commission
          450 Fifth Street, N.W.
          Washington, D.C. 20549

          Gentlemen:

          We were engaged on April 23, 1996 as independent accountants to audit the 1996 consolidated financial statements of United Bancorp and Subsidiaries. We have read United Bancorp's statements included under Item 4 of its Form 8-K for April 30, 1996, and we agree with such statements.

          Knight, Vale & Gregory, Inc. P.S.
          ---------------------------------

          Tacoma, Washington
          April 29, 1996

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SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned therewith duly authorized.

UNITED BANCORP (REGISTRANT)

By:  _______________________________                            April 30, 1996
     David A Jackson, Chairman
     of the Board of Directors

     _______________________________                            April 30, 1996
     M. John Loosley, Vice Chairman,
     President, and Director

Pursuant to the requirements of the Securities and Exchange Act of 1934, this report has been signed by the following persons in the capacities and on the dates indicated.

     _______________________________                            April 30, 1996
     David A Jackson, Chairman of the
     Board of Directors

     _______________________________                            April 30, 1996
     M. John Loosley, Vice Chairman
     President, and Director

     _______________________________                            April 30, 1996
     Gary L. Kjensrud, Vice President and Director

     _______________________________                            April 30, 1996
     Linda A. Ganim, Treasurer, Chief Financial
     Officer and Principal Accounting Officer

     _______________________________                            April 30, 1996
     William C. Stiles, Vice President and Director

     _______________________________                            April 30, 1996
     Lance C. Short, Director

     _______________________________                            April 30, 1996
     Lauren D. Young, Director

     _______________________________                            April 30, 1996
     Peter Nilsen, Secretary

     _______________________________                            April 30, 1996
     Rickar D. Watkins, Director

     _______________________________                            April 30, 1996
     Brian Pargeter, Director

     _______________________________                            April 30, 1996
     Pete Martini, Director

     _______________________________                            April 30, 1996
     Clint Newell, Director